Executed Version

CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE

This CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE is made and entered into as of May 30, 2019, by and between CC WEST PALM, LLC, a Delaware limited liability company ("**Borrower**") and BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company ("**Lender**").

PRELIMINARY STATEMENTS:

A. On or about April 7, 2015, Florida Community Bank, N.A. ("**FCB**") made a loan to CMSJR Development Group, LLC, a Florida limited liability company ("**CMSJR**") evidenced by a Promissory Note dated April 7, 2015, in the original principal amount of FIVE MILLION FORTY THOUSAND AND NO/100 DOLLARS ($5,040,000.00), by CMSJR payable to the order of FCB (the "**2015 Note**").

B. The 2015 Note is secured by a Mortgage and Security Agreement dated April 7, 2015 by CMSJR, as Mortgagor, and FCB, as Mortgagee, recorded among the Public Records of Palm Beach County, Florida on April 14, 2015 as Clerk's File Number 20150133563, in Official Records Book 27464, Page 1639 (the "**2015 Mortgage**"). The 2015 Mortgage encumbers certain improved real property located in West Palm Beach, Florida.

C. The 2015 Note was assumed by LUMA AT WEST PALM BEACH, LLC, a Delaware limited liability company ("**LUMA**") pursuant to the Promissory Note, Mortgage and Security Agreement, Collateral Assignment of Leases, Rents and Licenses, Collateral Assignment of Contract and License Rights and UCC-1 Financing Statement Assumption, Modification and Receipt of Additional Advance Agreement dated as of July 7, 2016, by and between FCB, as Mortgagee, CMSJR, as Mortgagor, and LUMA, as Assuming Mortgagor, recorded among the Public Records of Palm Beach County, Florida on July 8, 2016, as Clerk's File Number 20160241407, in Official Record Book 28422, at Page 1889 (the "**2016 Mortgage Modification**").

D. Pursuant to the 2016 Mortgage Modification: (a) FCB made an additional principal advance to LUMA in the amount of THIRTY MILLION FIVE HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($30,560,000.00) evidenced by an Additional Advance Promissory Note dated July 7, 2016 executed and delivered by LUMA to FCB (the "**2016 Additional Advance Note**"), and simultaneously therewith (b) FMB and LUMA consolidated the 2015 Note and the 2016 Additional Advance Note into the Consolidated, Amended and Restated Promissory Note made by LUMA payable to the order of FCB, dated July 17, 2016, in the amount THIRTY-FIVE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($35,600,000.00) (the "**2016 Consolidation Note.**") The 2015 Note,

the 2016 Additional Advance Note, and the 2016 Consolidation Note shall collectively be referred to herein as the "**Original Note**"). The current outstanding principal balance of the Original Note is $35,599,703.09 (the "**Outstanding Principal Balance**").

E. The Original Note is secured by the 2015 Mortgage, as assumed and modified by the 2016 Mortgage Modification (collectively, the "**Original Mortgage**"). Florida documentary stamp taxes and non-recurring intangible taxes were paid on the Original Note, as set forth on the face of the recorded Original Mortgage.

F. Lender has purchased the Original Note from Synovus Bank, the successor by merger to FCB (the "**Original Lender**") pursuant to an Allonge dated the same date as this Note (as hereinafter defined).

G. Lender has also purchased the Original Mortgage from Original Lender pursuant to the Assignment of Mortgage and Security Agreement, Collateral Assignment of Contract and License Rights, Collateral Assignment of Leases, Rents and Licenses, and UCC Financing Statement, dated the same date as this Note (as hereinafter defined), between Original Lender, as Assignor, and Lender, as Assignee, recorded or intended to be recorded among the Public Records of Palm Beach County, Florida (herein referred to as the "**Assignment of Mortgage**").

H. As a condition to the consolidation, amendment, and restatement of the Original Note pursuant to this Note (as defined below), Lender and Borrower have agreed that Borrower shall assume the Outstanding Principal Balance of the Note and all indebtedness due under the Original Note, to the extent accruing or arising from and after the date of this Note (as defined below). Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions, and provisions set forth in the Original Note, as consolidated, amended, and restated by this Note (as defined below).

I. Borrower has requested and Lender has agreed to make certain amendments to the Original Note, including changing the interest rate and the terms of payment, and increasing the Outstanding Principal Balance thereof by $395,296.91 (the "**Principal Increase**"). The indebtedness under the Original Note is being consolidated with the Principal Increase, and amended and restated in its entirety pursuant to this Note (as defined below), and Borrower is entering into that certain Master Agreement (defined herein) to reflect such amendments.

J. The Original Mortgage is concurrently being consolidated, amended and restated pursuant to the terms of that certain security instrument of even date herewith, captioned "Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing," by Borrower in favor of Lender, its successors and assigns (as so consolidated, amended and restated, the "**Security Instrument**"), recorded or intended to be

recorded among the public Records of Palm Beach County, Florida immediately after the recordation of the Assignment of Mortgage.

K. Upon the recordation of the Security Instrument in the Public Records of Palm Beach County, Florida: (a) Florida Documentary Stamp Taxes in the amount of $125,982.50 are being paid based on the entire principal amount of this Note (as defined below); and (b) Florida Nonrecurring Intangible Taxes in the amount $790.59 based upon the Principal Increase.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby assumes the Outstanding Principal Balance of the Note and all indebtedness due under the Original Note, to the extent accruing or arising from and after the date of this Note, and Borrower and Lender agree that the Outstanding Principal Balance of the Original Note is hereby consolidated with the Principal Increase, and the same are amended and restated in the entirety as follows (as consolidated, amended and restated by this Multifamily Note, the "**Note**"):

MULTIFAMILY NOTE

US $35,995,000.00 May 30, 2019

FOR VALUE RECEIVED, the undersigned (individually and collectively, "**Borrower**") promises to pay to the order of BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company ("**Lender**"), the aggregate principal amount of Thirty Five Million Nine Hundred Ninety Five Thousand and No/100 Dollars ($35,995,000.00) (the "**Advance**"), together with interest thereon accruing at the Interest Rate on the unpaid principal balance from the date the Advance proceeds are disbursed until fully paid in accordance with the terms hereof and of that certain Master Credit Facility Agreement dated as of the date hereof, by and between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "**Master Agreement**"). This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Advance evidenced hereby is made.

1. Defined Terms.

Capitalized terms used and not specifically defined in this Note have the meanings given to such terms in the Master Agreement.

2. Repayment.

Borrower agrees to pay the principal amount of the Advance and interest on the principal amount of the Advance from time to time outstanding at the Interest Rate or such other rate or rates and at the times specified in the Master Agreement, together with all other amounts due to Lender under the Loan Documents. The outstanding balance of the Advance and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date, together with all other amounts due to Lender under the Loan Documents.

3. Security.

The Advance evidenced by this Note, together with all other Indebtedness is secured by, among other things, the Security Instrument, the Master Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Master Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Master Agreement, the terms and provisions of the Master Agreement shall govern.

4. Acceleration.

In accordance with the Master Agreement, if an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Advance, any accrued and unpaid interest, including interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other amounts payable under this Note, the Master Agreement and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower, unless applicable law requires otherwise (and in such case, after satisfactory notice has been given).

5. Personal Liability.

The provisions of Article 3 (Personal Liability) of the Master Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

6. Governing Law.

This Note shall be governed in accordance with the terms and provisions of Section 15.01 (Choice of Law; Consent to Jurisdiction) of the Master Agreement.

7. Waivers.

Except as expressly provided in the Master Agreement, presentment, demand for payment, notice of nonpayment and dishonor, protest and notice of protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, and grace and diligence in collecting the Indebtedness are waived by Borrower, for

and on behalf of itself, Guarantor and Key Principal, and all endorsers and guarantors of this Note and all other third party obligors or others who may become liable for the payment of all or any part of the Indebtedness.

8. Commercial Purpose.

Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise or activity, and not for agricultural, personal, family or household purposes.

9. Construction; Joint and Several Liability.

(a) Section 15.09 (Construction) of the Master Agreement is hereby incorporated herein as if fully set forth in the body of this Note.

(b) If more than one Person executes this Note as Borrower, the obligations of such Person shall be joint and several.

10. Notices.

All Notices required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 15.03 (Notice) of the Master Agreement.

11. Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Note, time is of the essence.

12. Loan Charges Savings Clause.

Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Advance and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note, the Master Agreement nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with all applicable laws governing the maximum rate or amount of interest payable on the Indebtedness evidenced by this Note and the other Loan Documents. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any interest or other charge or amount provided for in any Loan Document, whether considered separately or together with other charges or amounts provided for in any other Loan Document, or otherwise charged, taken, reserved or received in connection with the Advance, or on acceleration of the maturity of the Advance or as a result of any prepayment by Borrower or otherwise, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent

necessary to eliminate any such violation. Amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of the Advance without the payment of any prepayment premium (or, if the Advance has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of the Master Agreement and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under the Master Agreement and any other Loan Documents reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under the Loan Documents. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, and any amount paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness, shall be deemed to be allocated and spread ratably over the stated term of the Advance. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Advance.

13. WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

14. Receipt of Loan Documents.

Borrower acknowledges receipt of a copy of each of the Loan Documents.

15. Incorporation of Schedules.

The schedules, if any, attached to this Note are incorporated fully into this Note by this reference and each constitutes a substantive part of this Note.

16. Security for this Note.

The Indebtedness evidenced by this Note is secured by other Security Documents executed by Borrower or Borrower Affiliate. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

17. No Reborrowing.

Any portion of the Advance borrowed under this Note may not be reborrowed.

18. Cross-Default with Master Agreement.

The occurrence of an Event of Default under the Master Agreement shall constitute an "Event of Default" under this Note, and, accordingly, upon the occurrence and during the continuance of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

19. Advance Terms.

The provisions of Schedule 3.1 and Schedule 4.1 of the Master Agreement are hereby incorporated in their entirety as if such provisions were set forth herein.

20. No Novation.

This Consolidated, Amended and Restated Multifamily Note does not extinguish the outstanding indebtedness evidenced by the Original Note or discharge or release the Original Mortgage or any other security, and the parties do not intend this Consolidated, Amended and Restated Multifamily Note to be a substitution or novation of the original indebtedness or instruments securing the same.

ATTACHED SCHEDULE. The following Schedule is attached to this Note:

☐	Schedule 1	Modifications to Note

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal (where applicable) or has caused this Note to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

CC WEST PALM, LLC, a Delaware limited liability company

By: CC WEST PALM HOLDING, LLC, a Delaware limited liability company, its sole member

By: COTTONWOOD COMMUNITIES, O.P., LP, a Delaware limited partnership, its sole member

By: COTTONWOOD COMMUNITIES, INC., a Maryland corporation, its general partner

By: ______________________

Gregg Christensen,
Chief Legal Officer

LENDER:

BERKADIA COMMERCIAL MORTGAGE LLC,
a Delaware limited liability company

By: ____________________ (SEAL)
Name: Linda Kershaw
Title: Authorized Signatory